UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K/A

Amendment No. 1

CURRENT REPORT

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Pursuant to Section 13 or 15 (d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 30, 2001

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DT SOLUTIONS, INC.

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(Exact name of registrant as specified in its charter)
Delaware	0-31461	23-3048618
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3000 Northwoods Parkway, Suite 240

Norcross, Georgia 30071

(Address of principal executive offices)

(770) 416-8002

(Registrant's telephone number)

Webtech International Investors Group, Inc.

(Former name and former address)

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a) Financial Statements of the Business Acquired. Attached hereto as Exhibit A.

(b) Pro Forma Financial Information. None.

(c) Exhibits.

Regulation S-B No.	Description
2*	Agreement and Plan of Reorganization by and among Webtech International Investors, Group, Inc., Dotcom Internet Ventures, Ltd., DT Solutions, Inc. and the shareholders of DT Solutions, Inc.
24	Consent of Stark Winter Schenkein and Co., LLP

* Incorporated by reference, as filed on May 15, 2001.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
DT SOLUTIONS, INC.
Dated: December 10, 2001	By: /s/ June M. Cuba June M. Cuba, Chief Financial Officer and Secretary

EXHIBIT A

DT SOLUTIONS, INC.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

APRIL 30, 2001

TABLE OF CONTENTS

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Directors

DT Solutions, Inc.

Norcross, Georgia

We have audited the accompanying balance sheet of DT Solutions, Inc. (a development stage company) as of April 30, 2001, and the related statements of operations, stockholders' (deficit), and cash flows for the period March 22, 2001 (inception) through April 30, 2001. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of DT Solutions, Inc. as of April 30, 2001, and the results of its operations, and its cash flows for the period March 22, 2001 (inception) through April 30, 2001, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As shown in the financial statements and discussed in Note 2, the Company is undercapitalized and dependant on financing provided by the shareholders. Those conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustment that might result from the outcome of this uncertainty.

Stark Winter Schenkein and Co., LLP

Denver, Colorado

October 30, 2001

DT SOLUTIONS, INC.

(A Development Stage Company)

BALANCE SHEET

April 30, 2001

ASSETS

CURRENT ASSETS:
Cash	$ 7,304
Prepaid Expenses	15,881

TOTAL ASSETS	$ 23,185

LIABILITIES AND STOCKHOLDERS' (DEFICIT)

CURRENT LIABILITIES:
Accounts Payable and Accrued Expenses	$ 22,726
Note Payable - Related Party	25,000
Total Current Liabilities	47,726

STOCKHOLDERS' (DEFICIT):
Preferred Stock, 25,000,000 shares authorized, no par value,
none issued or outstanding	--
Common Stock: 75,000,000 shares authorized, no par value
7,768,000 shares issued and outstanding	47,950
Common Stock Subscriptions	26,200
(Deficit) accumulated during the development stage	(98,691)

Total Stockholders' (Deficit)	(24,541)

TOTAL LIABILITIES AND SHAREHOLDERS' (DEFICIT)	$ 23,185

The accompanying notes are an integral part of these financial statements.

DT SOLUTIONS, INC.

(A Development Stage Company)

STATEMENT OF OPERATIONS

For the period March 22, 2001 (inception) through April 30, 2001
Revenue:	$ --
Costs and expenses:
General and administrative expenses	98,691
Total costs and expenses	98,691
Net (loss)	$ (98,691)

Per share information: Basic and fully diluted
Weighted average number of common shares outstanding	7,626,974
Net (loss) per common share	$ (0.01)

The accompanying notes are an integral part of these financial statements.

DT SOLUTIONS, INC.

(A Development Stage Company)

STATEMENT OF CHANGES IN STOCKHOLDERS' (DEFICIT)

For the period March 22, 2001 (inception) through April 30, 2001

	Common Stock		(Deficit) Accumulated
	Number of Shares	Amount	Common Stock Subscription	During the Development Stage	Total Stockholders' (Deficit)
March 22, 2001	--	$ --	$ --	$ --	$ --
Issuance of common stock for services rendered and to be rendered	7,750,000	40,950	--	--	40,950
Issuance of common stock for cash	18,000	7,000	--	--	7,000
Common stock subscriptions	--	--	26,200	--	26,200
Net (loss) for the period March 22, 2001 (inception) through April 30, 2001	--	--	--	(98,691)	(98,691)
April 30, 2001	7,768,000	$ 47,950	$ 26,200	$ (98,691)	$ (24,541)

The accompanying notes are an integral part of these financial statements.

DT SOLUTIONS, INC.

(A Development Stage Company)

STATEMENT OF CASH FLOWS

For the period March 22, 2001 (inception) through April 30, 2001
Cash flows from operating activities
Net (loss)	$ (98,691)
Adjustments to reconcile net (loss) to net cash (used in) operating activities:
Issuance of stock for services rendered	26,500
Increase in prepaid expenses	(1,431)
Increase in accounts payable and accrued expenses	22,726
Net cash (used in) provided by operating activities	(50,896)

Cash flows from investing activities:
Net cash provided by investing activities	-

Cash flows from financing activities:
Proceeds from operating advance - related party	25,000
Proceeds from issuance of stock	7,000
Proceeds from common stock subscription	26,200
Net cash provided by financing activities	58,200

Net increase in cash	7,304

Beginning cash	-

Ending cash	$ 7,304

NONCASH AND INVESTING ACTIVITIES
Common stock issued for services recorded as prepaid expense	$ 14,450

SUPPLEMENTARY DISCLOSURE OF NONCASH TRANSACTIONS
Cash paid for income taxes	$ -
Cash paid for interest	$ -

The accompanying notes are an integral part of these financial statements.

DT SOLUTIONS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period March 22, 2001 (inception) through April 30, 2001

Note 1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Organization

DT Solutions, Inc. (the "Company") was incorporated in the State of Georgia on March 22, 2001. The Company has been in the development stage since its inception. The Company was formed for the purpose of providing a singular supply chain for the installation, training, reselling and repair of customized bundled products and services for both the provider and the residential/commercial consumer.

Revenue Recognition

The Company recognizes revenue when its products are delivered or services are provided.

Cash and Cash Equivalents

The Company considers all highly liquid investments with an original maturity of three months or less to be cash equivalents.

Financial Instruments

Fair value estimates discussed herein are based upon certain market assumptions and pertinent information available to management as of April 30, 2001. The respective carrying value of certain balance-sheet financial instruments approximated their fair values. These financial instruments include cash, notes payable, and accounts payable. Fair values were assumed to approximate carrying values for these financial instruments because they are short term in nature and their carrying amounts approximate fair values or they are receivable or payable on demand.

Net Income (Loss) per Common Share

The Company calculates net income (loss) per share as required by SFAS No. 128, "Earnings per Share." Basic earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income (loss) by the weighted average number of common shares and dilutive common stock equivalents outstanding. During periods when they are anti-dilutive common stock equivalents, if any, are not considered, in the computation.

Comprehensive Income

The Company follows Statement of Financial Accounting Standards No. 130, "Reporting Comprehensive Income" ("SFAS No. 130"). SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components in the financial statements.

DT SOLUTIONS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period March 22, 2001 (inception) through April 30, 2001

Segment Reporting

The Company follows Statement of Financial Accounting Standards No. 131, "Disclosures About Segments of an Enterprise and Related Information." The Company operates as a single segment and will evaluate additional segment disclosure requirements as it expands its operations.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

Stock-Based Compensation

The Company accounts for equity instruments issued to employees for services based on the fair value of the equity instruments issued and accounts for equity instruments issued to other than employees based on the fair value of the consideration received or the fair value of the equity instruments, whichever is more reliably measurable.

The Company accounts for stock based compensation in accordance with SFAS No. 123, "Accounting for Stock-Based Compensation." The Company has issued its common stock as compensation to non-employees. The Company measures the amount of stock-based compensation as of the earlier of (1) the date at which an agreement is reached with the non-employee as to the number of shares to be issued for performance, or (2) the date at which the non-employees performance is complete.

Accounting Pronouncements

In December 1999, the Securities and Exchange Commission issued Bulletin No. 101 ("SAB 101"). SAB 101 provides guidance on applying accounting principles generally accepted in the United States of America to revenue recognition in financial statements and is effective in the Company's fourth quarter of 2000. The implementation of SAB 101 did not have an impact on the Company's operating results.

In July, 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) 141, Business Combinations, and SFAS 142, Goodwill and Intangible Assets. SFAS 141 is effective for all business combinations completed after June 30, 2001. SFAS 142 is effective for the year beginning January 1, 2002; however certain provisions of that Statement apply to goodwill and other intangible assets acquired between July 1, 2001, and the effective date of SFAS 142. The Company does not believe the adoption of these standards will have a material impact on its financial statements.

In July 2001, the Financial Accounting Standards Board (FASB) issued Statement of Financial Accounting Standards (SFAS) No. 143, Accounting for Asset Retirement

DT SOLUTIONS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period March 22, 2001 (inception) through April 30, 2001

Obligations. This statement addresses financial accounting and reporting for obligations associated with the retirement of tangible long-lived assets and the associated asset retirement costs. This Statement applies to all entities. It applies to legal obligations associated with the retirement of long-lived assets that result from the acquisition, construction, development and (or) the normal operation of a long-lived asset, except for certain obligations of lessees. This Statement is effective for financial statements issued for fiscal years beginning after June 15, 2002. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

In August 2001, the FASB issued SFAS No. 144, Accounting for the Impairment or Disposal of Long-Lived Assets. This statement addresses financial accounting and reporting for the impairment or disposal of long-lived assets and supersedes FASB Statement No. 121, Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of. The provisions of the statement are effective for financial statements issued for fiscal years beginning after December 15, 2001. The Company is evaluating the impact of the adoption of this standard and has not yet determined the effect of adoption on its financial position and results of operations.

Note 2. GOING CONCERN

As discussed in Note 1, the Company has been a development stage company since its inception on March 22, 2001. The Company is dependent on financing from its shareholders until sufficient capital can be raised to sustain operations. As of April 30, 2001 the Company has an accumulated deficit of $ 98,691 and negative working capital of $24,541. These factors cast a substantial doubt about the Company's ability to continue as a going concern.

The Company is pursuing financing for its operations and seeking additional private placement investments. In addition, the Company has begun to operate and generate revenues from the sale of its services.

Note 3. NOTE PAYABLE - RELATED PARTY

The Company has issued a promissory note in the amount of $25,000, bearing interest at 10%, interest paid quarterly. The note is due on April 19, 2002, but the maturity can be accelerated upon the Company receiving cumulative net proceeds of $150,000 from the issuance of common stock, preferred stock, or promissory notes from persons other than senior management. The note is convertible into common stock equal to the amount of principal and unpaid interest at $0.10 per share.

Note 4. INCOME TAXES

The Company accounts for income taxes under Statement of Financial Accounting Standards No. 109 (FAS 109), "Accounting for Income Taxes", which requires use of the liability method. FAS 109 provides that deferred tax assets and liabilities are recorded based on the differences between the tax bases of assets and liabilities and their carrying amounts

DT SOLUTIONS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period March 22, 2001 (inception) through April 30, 2001 for financial reporting purposes, referred to as temporary differences. Deferred tax assets and liabilities at the end of each period are determined using the currently enacted tax rates applied to taxable income in the periods in which the deferred tax assets and liabilities are expected to be settled or realized.

The provision for income taxes differs from the amount computed by applying the statutory federal income tax rate to income before provision for income taxes. The Company's estimated effective tax rate of 34% is offset by a reserve due to the uncertainty regarding the realization of the deferred tax asset.

As of April 30, 2001, the Company has a net operating loss carryforward of approximately $70,000, which will be available to offset future taxable income. If not used, this carryforward will expire in 2021. The deferred tax asset relating to the operating loss carryforward has been fully reserved at April 30, 2001.

Note 5. STOCKHOLDERS' (DEFICIT)

The Company has the authority to issue 75,000,000 shares of its' no par value Class A common voting stock. Additionaly, the Company may issue 25,000,000 shares of no par value preferred stock.

At inception the Company issued 7,750,000 shares of its no par value common stock for services valued at $40,950. Shares of common stock issued for other than cash have been assigned amounts equivalent to the fair value of the services or assets received in exchange.

On March 29, 2001 the Company issued 18,000 shares of common stock to two investors for $0.67 and $0.33 per share for cash aggregating $7,000.

The Company has accepted subscriptions for 65,500 shares of its common stock at $0.40 per share for cash aggregating $26,200.

Note 6. RELATED PARTY TRANSACTIONS

The Company had entered into the following related party transactions from March 22, 2001 (inception) through April 30, 2001:
    Issued a promissory note in the amount of $25,000 (Note 3)
    Prepaid expenses related to legal services and rent of $15,881
    A shareholder of the Company provides consulting services under an agreement that provides for a monthly fee of $5,000, payable as funds become available. The Company has recorded consulting fees of $10,000 related to this agreement, $1,800 of which is included in accounts payable and accrued expenses.

DT SOLUTIONS, INC.

(A Development Stage Company)

NOTES TO FINANCIAL STATEMENTS

For the period March 22, 2001 (inception) through April 30, 2001

Note 7. SUBSEQUENT EVENT

Subsequent to April 30, 2001, the Company entered into a reorganization agreement with Webtech International Investors Group, Inc. and Dotcom Internet Ventures, Inc., where the Company agreed to exchange 7,768,000 shares of common stock for 7,768,000 shares of Webtech International Investors Group common stock. Upon closing, Dotcom Internet Ventures, Inc. surrendered to Webtech International Investors Group, Inc. certificates representing 4,750,000 shares of common stock in Webtech International Investors Group, Inc for cancellation. Webtech then paid the former shareholders of Webtech International Investors Group, Inc. a total of $25,000 in financing fees. Subsequent to the execution of the agreement, the Company merged with Webtech International Investors Group, Inc and changed the name of the Corporation to DT Solutions, Inc.